UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 26, 2002

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	0-296	74-0607870
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

Item 5.    Other events and Regulation FD Disclosure

James Haines, Vice Chairman of the Board and former Chief Executive Officer and President of El Paso Electric Company, has resigned from the Board effective November 25, 2002, to accept a position as Director, Chief Executive Officer and President of Westar Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ Terry Bassham
Terry Bassham Executive Vice President, Chief Financial and Administrative Officer (Duly Authorized Officer and Principal Financial Officer)

Dated:  November 26, 2002